EXHIBIT 10.1

May 2, 2007

Citibank, N.A.

    As Agent

Two Penns Way

New Castle, Delaware 19720

Attention: Bank Loan Syndications

PepsiCo, Inc.

Ladies and Gentlemen:

Reference is made to the Five-Year Credit Agreement, dated as of May 22, 2006 (as amended or modified from time to time, the “Credit Agreement,” terms defined therein and not otherwise defined herein being used herein as defined therein), among PepsiCo Inc., a North Carolina corporation (the “Company”), the Lenders (as defined in the Credit Agreement) parties thereto, Citibank, N.A., as agent for the Lenders (the “Agent”), Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers, and JPMorgan Chase Bank, N.A., as syndication agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein.

Pursuant to Section 2.06(b) of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:

The Lender named below desires to extend the Termination Date with respect to its Commitment for a period of one year, to May 22, 2012.

This notice and consent is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effective only if received by the Agent no later than May 2, 2007.

Very truly yours,

CITIBANK, N.A.

By:	/s/ CAROLYN KEE
Name:	Carolyn Kee
Title:	Vice President

J.P. MORGAN CHASE BANK, N.A.

By:	/s/ THOMAS T. HOU
Name:	Thomas T. Hou
Title:	Executive Director

HSBC BANK USA, NA

By:	/s/ THOMAS A. FOLEY
Name:	Thomas A. Foley
Title:	Senior Vice President

MERRILL LYNCH BANK USA

By:	/s/ LOUIS ALDER
Name:	Louis Alder
Title:	Director

MORGAN STANLEY BANK

By:	/s/ DANIEL TWENGE
Name:	Daniel Twenge
Title:	Authorized Signatory

UBS LOAN FINANCE LLC

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

BANK OF AMERICA, N.A.

By:	/s/ DAVID L. CATHERALL
Name:	David L. Catherall
Title:	Senior Vice President

THE BANK OF NEW YORK

By:	/s/ KEVIN HIGGINS
Name:	Kevin Higgins
Title:	Vice President

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By:	/s/ EMILIO DE LAS HERAS
Name:	Emilio de Las Heras
Title:	Head of New York

By:	/s/ JOHN MARTINI
Name:	John Martini
Title:	Vice President